Exhibit 32.1

          Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-QKSB of First American Capital Corporation (the "Company") for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John F. Van Engelen, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.



November 14, 2006                         /s/ John F. Van Engelen
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Date                                      John F. Van Engelen,
                                          President and Chief Executive Officer